UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2013

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2013 Annual Meeting of Shareowners of The Coca-Cola Company (the “Company”), the Company’s shareowners approved a proposal to amend the Company’s By-Laws to permit a person (or group of persons) beneficially owning at least a twenty-five percent (25%) “net long position” of the Company’s outstanding shares of Common Stock to call a special meeting of shareowners.  On April 25, 2013, the Board of Directors amended and restated the Company’s By-Laws to incorporate the amendment approved at the 2013 Annual Meeting of Shareowners.

Additional details of the amendment to the By-Laws are included in the Company’s definitive proxy statement for its 2013 Annual Meeting of Shareowners filed with the Securities and Exchange Commission on March 11, 2013.  The foregoing description is qualified in its entirety by the By-Laws of the Company, as amended and restated through April 25, 2013, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareowners of the Company was held on Wednesday, April 24, 2013, in Atlanta, Georgia.  The results of the matters submitted to a vote of the shareowners at the meeting were as follows:

(a) Votes regarding the election of the persons named below as Directors for a term expiring in 2014 were as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Herbert A. Allen	3,084,814,867	37,758,078	6,117,480	627,049,333
Ronald W. Allen	2,105,342,224	1,016,775,905	6,555,016	627,049,333
Howard G. Buffett	3,095,947,160	26,829,986	5,916,077	627,049,333
Richard M. Daley	3,090,971,436	30,433,497	7,268,212	627,049,333
Barry Diller	2,630,497,298	491,840,854	6,355,073	627,049,333
Helene D. Gayle	3,089,636,345	32,845,773	6,190,627	627,049,333
Evan G. Greenberg	3,100,070,087	20,685,347	7,917,711	627,049,333
Alexis M. Herman	2,987,414,507	133,825,856	7,432,382	627,049,333
Muhtar Kent	3,026,053,418	86,498,489	16,121,129	627,049,333
Robert A. Kotick	3,109,370,298	10,952,420	8,350,316	627,049,333
Maria Elena Lagomasino	2,982,924,792	138,030,368	7,717,985	627,049,333
Donald F. McHenry	3,075,418,862	45,370,357	7,883,649	627,049,333
Sam Nunn	3,075,660,796	46,867,736	6,160,397	627,049,333
James D. Robinson III	2,970,417,117	151,461,578	6,811,618	627,049,333
Peter V. Ueberroth	3,078,972,538	43,592,695	6,125,080	627,049,333
Jacob Wallenberg	2,794,487,367	326,155,413	8,030,365	627,049,333

(b) Votes regarding the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending December 31, 2013 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON- VOTES
3,709,143,014	38,074,771	8,523,793	––

(c) Votes regarding the advisory vote to approve executive compensation were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON- VOTES
2,396,277,796	708,951,774	23,441,612	627,049,333

(d) Votes to approve an amendment to the Company’s By-Laws to permit shareowners to call special meetings were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON- VOTES
3,099,322,626	19,625,272	9,744,502	627,049,333

(e) Votes on a shareowner proposal regarding a board committee on human rights were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON- VOTES
107,460,952	2,921,409,962	99,822,267	627,049,333

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

3.1                               By-Laws of the Company, as amended and restated through April 25, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: April 26, 2013	By:	/s/ Bernhard Goepelt
Bernhard Goepelt
Senior Vice President, General Counsel and
Chief Legal Counsel